EXHIBIT 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

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In re:	)	Chapter 11
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PARTY CITY HOLDCO INC., et al.,[1]	)	Case No. 23-90005 (DRJ)
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Debtors.	)	(Jointly Administered)
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NOTICE OF (I) ENTRY OF ORDER APPROVING THE DEBTORS’
DISCLOSURE STATEMENT AND DISCLOSURE STATEMENT
SUPPLEMENT AND CONFIRMING THE FOURTH AMENDED JOINT
CHAPTER 11 PLAN OF REORGANIZATION OF PARTY CITY HOLDCO INC.
AND ITS DEBTOR AFFILIATES AND (II) OCCURRENCE OF EFFECTIVE DATE

PLEASE TAKE NOTICE that on September 6, 2023 the United States Bankruptcy Court for the Southern District of Texas (the “Court”) entered the Findings of Fact, Conclusions of Law, and Order (I) Approving the Debtors’ Disclosure Statement and Disclosure Statement Supplement and on a Final Basis and (II) Confirming the Fourth Amended Joint Chapter 11 Plan of Reorganization of Party City Holdco Inc. and Its Debtor Affiliates [Docket No. 1711] (the “Confirmation Order”) confirming the Plan[2] and approving, on a final basis, the Disclosure Statement [Docket No. 858] and Disclosure Statement Supplement [Docket No. 1462] of the above-captioned debtors (the “Debtors”).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Confirmation Order, the Debtors are required to file this Notice of (I) Entry of Order Approving the Debtors’ Disclosure Statement and Disclosure Statement Supplement and Confirming the Fourth Amended Joint Chapter 11 Plan of Reorganization of Party City Holdco Inc. and Its Debtor Affiliates and (II) Occurrence of Effective Date no later than seven (7) business days after the Effective Date.

PLEASE TAKE FURTHER NOTICE that the Effective Date of the Plan occurred on October 12, 2023. All conditions in Article X.A of the Plan have been satisfied or waived pursuant to Article X.B of the Plan.

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Party City Holdco Inc. (9758); Amscan Custom Injection Molding, LLC (4238); Amscan Inc. (1359); Amscan Purple Sage, LLC (3514); Am-Source, LLC (8427); Anagram Eden Prairie Property Holdings LLC (8309); Party City Corporation (3692); Party City Holdings Inc. (3029); Party Horizon Inc. (5812); PC Intermediate Holdings, Inc. (1229); PC Nextco Finance, Inc. (2091); PC Nextco Holdings, LLC (7285); Print Appeal, Inc. (5932); and Trisar, Inc. (0659). The location of the Debtors’ service address for purposes of these chapter 11 cases is: 100 Tice Boulevard, Woodcliff Lake, New Jersey 07677.

[2]	Capitalized terms used by not otherwise defined herein have the meanings given to them in the Fourth Amended Joint Chapter 11 Plan of Reorganization of Party City Holdco Inc. and Its Debtor Affiliates [Docket No. 1672] (as modified, amended, or supplemented from time to time, the “Plan”).

PLEASE TAKE FURTHER NOTICE that the Court has approved certain discharge, release, exculpation, injunction, and related provisions in Article IX of the Plan.

PLEASE TAKE FURTHER NOTICE that, except as otherwise set forth in the Plan, the Confirmation Order, or any other order of the Court, all requests for payment of an Administrative Claim must be Filed and served on the Reorganized Debtors, (a) with respect to Administrative Claims other than Professional Fee Claims and Administrative Claims arising under Unexpired Leases that are rejected pursuant to the Plan, no later than thirty (30) days after the Effective Date, (b) with respect to Professional Fee Claims, no later than forty-five (45) days after the Effective Date, unless otherwise ordered by the Bankruptcy Court, and (c) with respect to Administrative Claims arising under Unexpired Leases that are rejected pursuant to the Plan, no later than thirty (30) days after the later of entry of an Order approving the rejection and the effective date of the rejection (the “Administrative Claims Bar Date”). Holders of Administrative Claims that are required to, but do not, File and serve a request for payment of such Administrative Claims by the Administrative Claim Bar Date shall be forever barred, estopped, and enjoined from asserting such Administrative Claim against the Debtors, the Reorganized Debtors, or their property and such Administrative Claims shall be deemed disallowed in full as of the Effective Date without the need for any objection from the Reorganized Debtors or any notice to or action, Order, or approval of the Bankruptcy Court or any other entity.

PLEASE TAKE FURTHER NOTICE that pursuant to Article VI of the Plan, except as otherwise provided in the Plan or in any contract, instrument, release, indenture, or other agreement or document entered into in connection with the Plan, all Executory Contracts and Unexpired Leases shall be deemed assumed as of the Effective Date, without the need for any further notice to or action, Order, or approval of the Bankruptcy Court, except for any Executory Contract or Unexpired Lease that (a) was previously assumed or rejected by the Debtors, pursuant to an Order of the Bankruptcy Court; (b) previously expired or terminated pursuant to its terms; (c) is the subject of a motion to assume, assume and assign, or reject or notice of the same pursuant to procedures for assumption, assumption and assignment, or rejection established by the Bankruptcy Court filed by the Debtors that is pending on or before the date of entry of the Confirmation Order; or (d) is specifically designated as a contract or lease to be rejected on the Schedule of Rejected Executory Contracts and Unexpired Leases.

PLEASE TAKE FURTHER NOTICE that pursuant to Article VI of the Plan, the Debtors reserve the right to alter, amend, modify, or supplement the Schedule of Rejected Executory Contracts and Unexpired Leases, including to add or remove any Executory Contracts and Unexpired Leases, at any time up to and including 45 days after the Effective Date upon notice to the affected counterparty; provided, however, that after the Confirmation Date, the Debtors may not subsequently, without the consent of the applicable lessor and except as expressly set forth in the Plan, either (a) reject any Unexpired Lease that is not designated as rejected on the Schedule of Rejected Executory Contracts and Unexpired Leases or (b) assume or assume and assign any Unexpired Lease previously designated as rejected on the Schedule of Rejected Executory Contracts and Unexpired Leases.

PLEASE TAKE FURTHER NOTICE that the Plan, the Confirmation Order, the Definitive Documents, and their provisions are binding upon and inure to the benefit of the

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Debtors, the Reorganized Debtors, all current and former Holders of Claims, all current and former Holders of Interests, and all other parties-in-interest and their respective heirs, successors and assigns, executors, administrators, Affiliates, officers, directors, managers, agents, representatives, attorneys, beneficiaries, or guardians, whether or not the Claim or Interest of such Holder is Impaired under the Plan, and whether or not such Holder voted to accept the Plan.

PLEASE TAKE FURTHER NOTICE that copies of the Confirmation Order, the Plan, and all documents filed in the Debtors’ chapter 11 cases, are available: (a) upon request to Kroll Restructuring Administration LLC (the claims, noticing, and solicitation agent retained in these chapter 11 cases) by calling (888) 905-0493 (toll free) or, for international callers, (646) 440-4580; (b) by visiting the website maintained in these chapter 11 cases at https://cases.ra.kroll.com/PCHI/; or (c) for a fee via PACER by visiting http://www.txsb.uscourts.gov.

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October 12, 2023	Respectfully submitted,
	By:	/s/ John F. Higgins

PORTER HEDGES LLP
John F. Higgins (TX Bar No. 09597500)
M. Shane Johnson (TX Bar No. 24083263)
Megan Young-John (TX Bar No. 24088700)
1000 Main St., 36th Floor
Houston, Texas 77002
Telephone: (713) 226-6000

Facsimile: (713) 226-6248

- and -

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
Paul M. Basta (admitted pro hac vice)
Kenneth S. Ziman (admitted pro hac vice)
Christopher J. Hopkins (admitted pro hac vice)
Grace C. Hotz (admitted pro hac vice)
1285 Avenue of the Americas
New York, New York 10019
Telephone: (212) 373-3000
Facsimile: (212) 757-3990

Counsel to the Debtors and
the Debtors in Possession